SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) March 9, 2005


                                 ZANETT, INC.

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              (Exact name of registrant as specified in charter)


         Delaware                    0-27068                  56-4389547
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(State or other jurisdiction  (Commission File Number)       IRS Employer
 of incorporation                                         Identification No.)


135 East 57th Street, 15th Floor, New York, NY                    10022
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (212)-980-4600
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        (Former name or former address, if changed since last report)



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Item 8.01 Other Events

On March 9, 2005 Delta Communications, ("DCG"), a member of the Zanett Inc. ("Zanett") IT Commonwealth (TM), announced that it has been nominated into the Security Fast Start ATP program by Cisco Systems. The Security Fast Start ATP program recognizes Cisco channel partners for their knowledge and expertise in selling, designing, installing, and supporting a comprehensive network security solution.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZANETT, INC.


Date: March 9, 2005                         by:   /s/ Jack M. Rapport
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                                            Name:  Jack M. Rapport
                                            Title: Chief Financial Officer


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                                     Exhibit Index


Exhibit No.                           Description
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99.1            Press release, dated March 9, 2005, entitled "Cisco Systems
                Nominates Zanett's Delta Communications into ATP Program."